UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2008

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GENER8XION ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-15382	13-3341562
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3400 Cahuenga Blvd West
Hollywood, California 90068

(Address of Principal Executive Office) (Zip Code)

323 874 9888

 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

1.

On July 24, 2008, Gener8Xion Entertainment, Inc. (the "Company") and its Board of Directors appointed Richard Cook as President and elected him as a member of the Board of Directors to replace the departing Carlos D. De Mattos.

2.

Mr. De Mattos resigned as President as a member of the Board of Directors as of July 24, 2008.

3.

Wayne Bos also resigned as a member of the Board of Directors as of July 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENER8XION ENTERTAINMENT, INC.
(Registrant)

Dated: July 30, 2008	By:	/s/ Richard Cook
Richard Cook
President